Exhibit 99.3

VES GROUP, INC. AND SUBSIDIARIES

REVIEWED CONSOLIDATED FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

For the three months ended March 31, 2021

VES GROUP, INC. AND SUBSIDIARIES

VES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
March 31, 2021

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$24,565,794
Accounts receivable, net	80,370,231
Prepaid expenses	1,598,510
Note receivable - related party	12,572,668

Total current assets	119,107,203

PROPERTY AND EQUIPMENT, NET	9,291,538

SECURITY DEPOSITS	173,734

$128,572,475

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$533,919
Accrued expenses	31,889,556
Liability for uncertain income tax positions	5,106,000
Federal income taxes payable	8,251,423

Total current liabilities	45,780,898

OTHER LIABILITIES
Deferred rent	835,445
Deferred tax liability	9,531,748

10,367,193

STOCKHOLDERS' EQUITY	72,424,384

$128,572,475

VES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
Three months ended March 31, 2021

		Additional
	Common	Paid in	Retained
	Stock	Capital	Earnings	Total

Balance, January 1, 2021	$1,429	$5,618,008	$45,910,874	$51,530,311

Net income	—	—	20,894,073	20,894,073

Balance, March 31, 2021	$1,429	$5,618,008	$66,804,947	$72,424,384

VES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
Three months ended March 31, 2021

		Percent
		of Net
	Amount	Revenues

Net revenues	$117,735,441	100.0%

Costs and expenses
Costs of revenues	53,195,088	45.2
Selling, general, and
administrative
expenses	37,434,533	31.8

Total costs and
expenses	90,629,621	77.0

	27,105,820	23.0

Other income (expense)
Loss on sale of assets	(24,272)	—
Interest income	67,531	0.1

Total other income	43,259	0.1

Income before
provision for
Federal and State
income taxes	27,149,079	23.1

Provision for Federal and
State income taxes	6,255,006	5.3

Net income	$20,894,073	17.8%

VES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
Three months ended March 31, 2021

OPERATING ACTIVITIES
Net income	$20,894,073
Adjustments to reconcile net income to
net cash flows from operating activities:
Depreciation and amortization	774,952
Loss on sale of fixed assets	24,272
Interest income	(67,531)
Deferred income taxes	6,537,826
Changes in operating assets and liabilities:
Accounts receivable	(41,047,219)
Other receivables	8,600
Prepaid expenses	(242,933)
Security deposits	(14,574)
Accounts payable and accrued expenses	3,500,769
Federal income taxes payable	184,561
Deferred rent	(27,170)

Net cash used in operating activities	(9,474,374)

INVESTING ACTIVITIES
Proceeds from sale of fixed assets	9,292
Expenditures for property and equipment	(221,899)
Issuance of note receivable - related party	(5,000,000)

Net cash used in investing activities	(5,212,607)

NET CHANGE IN CASH AND
CASH EQUIVALENTS	(14,686,981)

CASH AND CASH EQUIVALENTS, beginning
of period	39,252,775

CASH AND CASH EQUIVALENTS, end of period	$24,565,794

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of these consolidated financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”) and have been consistently applied in the preparation of the consolidated financial statements.

Company Operations

VES Group, Inc. and Subsidiaries, (the “Company”) provides independent medical reports (IME’s), x-ray exams, lab work, and consulting for its clients. The medical reports are for individuals seeking disability benefits or indemnity due to injury or disease. The medical reports, x-ray exams, lab work, and the Company’s consultation are utilized by clients in determining the examinee’s eligibility for, or entitlement to, benefits or indemnity.

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of VES Group, Inc., a Texas Corporation, and the following wholly-owned subsidiaries:

MEDS, Inc. – a Michigan corporation
Veterans Evaluation Services, Texas – a Texas corporation
Veterans Evaluation Services, Illinois – an Illinois corporation

All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions have been applied using methodologies that are consistent throughout the periods presented with consideration given to the potential impacts of the coronavirus disease (“COVID-19”) pandemic. However, actual results could differ materially from these estimates and be significantly affected by the severity and duration of the pandemic, the extent of actions to contain or treat COVID-19, how quickly and to what extent normal economic and operating activity can resume, and the severity and duration of the global economic downturn that results from the pandemic.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

The Company, from time to time during the years covered by these consolidated financial statements, may have bank balances in excess of its insured limits. Management has deemed this as a normal business risk.

All of the Company’s revenues and accounts receivables are from the U.S. Department of Veterans Affairs (VA). See Note 15 for additional disclosure.

Cash and Cash Equivalents

For purposes of the consolidated statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Accounts Receivable and Allowance for Contractual Adjustments and Doubtful Accounts

The Company carries its accounts receivable at invoiced amounts less an allowance for contractual adjustments and doubtful accounts. The Company evaluates its accounts receivable and establishes an allowance for contractual adjustments and doubtful accounts, when deemed necessary, based on the history of past write-offs and collections and current credit conditions. At March 31, 2021, there was no allowance for contractual adjustments and doubtful accounts.

The Company does not accrue interest on trade receivables. Each customer’s receivables are analyzed separately for determination of past due status based upon that customer’s payment history. The Company will then contact the customer for all past due amounts. If no payment is received or no arrangement for payment has been made, the Company will then write off the uncollectible portion of the account balance. If any payment is received after an amount has been written off, the Company will then recognize a bad debt recovery. Generally, the Company does not require collateral for its accounts receivable.

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to costs and expenses. Property and equipment are carried at cost. Adjustments of the asset and the related accumulated depreciation and amortization accounts are made for property and equipment retirement and disposals, with the resulting gain or loss included in the consolidated statement of income.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Depreciation and Amortization

Depreciation of property and equipment and amortization of leasehold improvements are computed using the straight‑line method for book purposes and accelerated methods for tax purposes over the estimated useful lives of the assets at acquisition. Depreciation and amortization expense for the three months ended March 31, 2021 amounted to $774,952.

Revenue Recognition

The Company's revenues from contracts with customers are primarily from performing private-sector medical disability examinations on behalf of the U.S. Department of Veteran Affairs (“VA”) awarded through a firm-fixed-price ("FFP") contract.

To determine the proper revenue recognition, the Company first evaluates whether it has a duly approved and enforceable contract with a customer, in which the rights of the parties and payment terms are identified, and collectability is probable. The Company also evaluates whether two or more contracts should be combined and accounted for as a single contract, including the task orders issued under an indefinite delivery and indefinite quantity ("IDIQ") award. In addition, the Company assesses contract modifications to determine whether changes to existing contracts should be accounted for as part of the original contract or as a separate contract. Contract modifications for the Company generally relate to changes in contract specifications and requirements and do not add distinct services, and therefore are accounted for as part of the original contract. If contract modifications add distinct goods or services and increase the contract value by an amount that reflects the standalone selling price, those modifications are accounted for as separate contracts.

Most of the Company's contracts are comprised of multiple performance obligations including subcontracting with, training, and overseeing a skilled network of licensed examiners, running and maintaining of information technology infrastructure capable of interfacing with various VA systems, process incoming examination requests, and transmitting examination results and other data into the VA's system. The Company has elected to combine and account for these multiple promises as a single performance obligation as they are highly interrelated and result in a single deliverable.

The Company's contracts with the U.S. government often contain options to renew existing contracts for an additional period of time, generally a year at a time, under the same terms and conditions as the original contract, and generally do not provide the customer any material rights under the contract. The Company accounts for renewal options as separate contracts when they include distinct goods or services at standalone selling prices.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

Contracts with the U.S. government are subject to the Federal Acquisition Regulation ("FAR") and priced on estimated or actual costs of providing the goods or services. The FAR provides guidance on types of costs that are allowable in establishing prices for goods and services provided to the U.S. government and its agencies. Each contract is competitively priced and bid separately. In circumstances where the standalone selling price is not directly observable, the Company estimates the standalone selling price using the expected cost-plus margin approach. The Company excludes any taxes collected or imposed when determining the transaction price.

The Company allocates the transaction price of a contract to its performance obligations in the proportion of its respective standalone selling prices. The standalone selling price of the Company's performance obligations is generally based on an expected cost-plus margin approach, in accordance with the FAR. Substantially all of the Company's contracts do not contain a significant financing component, which would require an adjustment to the transaction price of the contract.

The Company recognizes revenue at the amount to which it expects to be entitled when control of the product is transferred to its customer at a point in time. Control is generally transferred when the Company has a present right to payment and title and the significant risks and rewards of ownership are transferred to its customer. For the Company’s revenue, control transfers when the final examination results are transmitted to the VA, at which time, revenues and any related direct expenses are recognized. The Company operates in various jurisdictions subject to sales and usage-based taxes. The Company has elected to record revenue net of taxes collected from customers that are remitted to governmental authorities. The Company’s contracts with customers generally do not contain any significant variable consideration.

The Company does not incur significant incremental costs to acquire contracts.

Costs of Revenues

Costs of revenues are comprised of fees paid to members of the Company’s medical panel; other direct costs including transcription, film, and medical record obtainment and transportation; and other indirect costs including labor and overhead related to the generation of revenues.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Deferred income tax assets and liabilities are recorded for the estimated future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax assets are reduced by a valuation allowance when the Company is unable to conclude that realization of the deferred income tax assets is more likely than not.

The benefit of an uncertain tax position is recognized in the consolidated financial statements if it meets a minimum recognition threshold. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more-likely-than-not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. A reserve for uncertain income tax positions was recorded during the three months ended March 31, 2020, resulting in a liability for uncertain income tax positions in the amount of $5,106,000, as reported on the consolidated balance sheet as of March 31, 2021. See Note 7 for additional disclosures.

The Company recognizes interest and penalties related to unrecognized tax positions as interest expense and general expense, respectively, in the accompanying consolidated statement of income. Interest related to the uncertain tax positions noted above is included as a component of accrued expense on the consolidated balance sheet in the amount of $564,900 at March 31, 2021. See Note 7 for additional disclosures.

Promotion

Promotion costs are expensed as incurred. During the three months ended March 31, 2021 promotion expenses amounted to $24,697.

Subsequent Events

The Company has performed a review of events subsequent to the consolidated balance sheet date through July 16, 2021, the date the consolidated financial statements were available to be issued, and has determined that there are no material events that have occurred during this period except as disclosed in Note 17.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 2 – PREPAID EXPENSES

Prepaid expenses consist of the following at March 31, 2021:

Insurance	$385,915
Rent	363,416
Software licensing	546,025
Physician fees	303,154
$1,598,510

NOTE 3 – NOTE RECEIVABLE – RELATED PARTY

At March 31, 2021, the Company had a note receivable with a stockholder in the amount of $12,500,000. The note receivable is due on demand and incurs interest at 2.50%. Interest income amounted to $67,531 for the three months ended March 31, 2021 and was added to the principal balance of the note receivable. At March 31, 2021, the note receivable balance was $12,572,668.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following at March 31, 2021:

Computer equipment	$13,453,090
Leasehold improvements	7,501,469
Furniture and fixtures	3,827,085
Equipment	2,100,839

26,882,483
Less: Accumulated depreciation
and amortization	17,590,945

$9,291,538

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 5 – NOTE PAYABLE – BANK – LINE OF CREDIT

At March 31, 2021, the revolving line of credit was unused. The Company may borrow up to $11,500,000 on a revolving basis. Interest will be determined at prime less .50% (Prime rate was 3.25% at March 31, 2021). The line of credit is secured by the Company’s accounts receivable and property and equipment and is due on demand.

NOTE 6 – ACCRUED EXPENSES

Accrued expenses consist of the following at March 31, 2021:

Payroll and payroll taxes	$4,248,880
Vacation	573,042
Physician fees	10,577,174
Health insurance	1,713,212
Contingent liability - Note 16	12,075,682
State income tax	1,415,304
Professional fees	633,000
Interest	564,900
Other	88,362
$31,889,556

NOTE 7 – LIABILITY FOR UNCERTAIN INCOME TAX POSITIONS

At March 31, 2021, the Company has a liability for uncertain income tax provisions in the amount of $5,106,000 related to state income tax exposures. The expense was been included as a component of the provision for Federal and state income taxes in the consolidated statements of income during the three months ended March 31, 2020. The state income tax exposures mainly relate to apportionment and nexus positions taken by the Company in various states the Company has activity in. Because of the complexity of some of these uncertainties, the ultimate resolution may result in an actual income tax that is different from the current estimate of the uncertain income tax positions. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available.

The Company also recognized interest expense related to the uncertain tax positions in the amount of $564,900 during the three months ended March 31, 2020, which has been included as a component of accrued expenses in the consolidated balance sheet as of March 31, 2021.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 8 – EMPLOYEE BENEFIT PLAN

The Company has a 401(k) defined contribution plan covering substantially all employees. Eligible employees may contribute up to the federal limit of their annual compensation into the plan. The Company may make a discretionary matching contribution with the percentage determined annually. The Company also may make a discretionary profit-sharing contribution to the plan. The Company made no matching 401(k) contributions during the three months ended March 31, 2021. The Company made no discretionary profit sharing contributions during the three months ended March 31, 2021. The Company has funded or accrued all calculated contributions as of March 31, 2021.

NOTE 9 – OPERATING LEASES

The Company leased certain office equipment under month-to-month operating leases. Total rent expense under these leases for the three months ended March 31, 2021 amounted to $2,049.

The Company leases various office space under month-to-month and non-cancelable operating leases which expire at various dates through November 2028. The leases require monthly payments ranging from $1,500 to $135,778, with escalating monthly payments each year. Total rent expense was $1,176,427 during the three months ended March 31, 2021.

The Company recognizes rent expense for their office space leases on a straight-line basis over the respective lease terms. For the three months ended March 31, 2021, rent payments totaled $1,203,597. At March 31, 2021, deferred rent amounted to $835,445.

The following is a schedule of minimum future rental payments under the non-cancelable operating leases for each of the next five years and in the aggregate thereafter:

Periods ending March 31,	Amount
2022	$3,365,326
2023	3,475,626
2024	3,487,562
2025	3,306,884
2026	2,830,182
Thereafter	5,624,681
$22,090,261

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 10 – SELF INSURED HEALTH INSURANCE

The Company is self-insured for purposes of health insurance. Under the plan, the Company is liable for the first $60,000 of claims per employee per year up to $11,750,785 in the aggregate during the three months ended March 31, 2021. Any claims that exceed this amount are paid by the underlying insurance policy. Total plan expenses for the three months ended March 31, 2021 were $2,430,311, and include administrative expenses, stop-loss premiums, and claims paid. The Company has accrued health insurance in the amount of $1,713,212 at March 31, 2021.

NOTE 11 – INCOME TAXES

The provision for income taxes consists of the following at March 31, 2021:

Current
Federal	$184,561
State	(467,381)
(282,820)
Deferred
Federal	5,689,247
State	848,579
6,537,826

Total provision for income taxes	$6,255,006

During the three months ended March 31, 2021, the Company’s effective tax rate differs from the U.S. federal statutory rate primarily due to certain expenses that are not deductible for tax reporting purposes and income not includable for income tax purposes.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 11 – INCOME TAXES (Continued)

The components of deferred tax assets and liabilities were as follows at March 31, 2021:

Deferred tax assets
Accounts Payable	$123,944
Accrued expenses	7,492,441
Liability for uncertain tax positions	1,072,260
Deferred rent	193,940
Net operating loss	2,190,846

Deferred tax liabilities
Accounts receivable	(18,657,146)
Prepaid expenses	(371,078)
Property and equipment	(1,576,955)

$(9,531,748)

Deferred tax assets and liabilities are classified as noncurrent on the consolidated balance sheet at March 31, 2021.

NOTE 12 – COMMON STOCK

The Company has authorized 10,000 shares of $1 par value common stock. At March 31, 2021, the Company has 1,429 shares issued and outstanding.

NOTE 13 – PHANTOM STOCK BONUS PROGRAM

The Company has phantom stock bonus agreements with various key employees. In the event the Company declares and pays dividend distributions to stockholders, the agreements require the Company to pay the applicable employees a phantom stock bonus in proportion to their phantom stock allocation percentage. In the event of the sale of the Company, the applicable employees shall be eligible to receive cash payment equal to their phantom stock allocation percentage of the net proceeds from the sale. No payments were made under this program for the three months ended March 31, 2021. The Company has funded or accrued all calculated phantom stock bonuses as of the consolidated balance sheet date.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 14 – CASH FLOWS

During the three months ended March 31, 2021, no interest or income taxes were paid.

NOTE 15 – ECONOMIC DEPENDENCY

During the three months ended March 31, 2021, all of the Company’s revenues are derived from contract agreements with one customer, the U.S. Department of Veterans Affairs (VA). The ability of the Company to continue operations is dependent upon these contract agreements remaining in effect. At March 31, 2021, all of the Company’s accounts receivable were from this customer.

NOTE 16 – CONTINGENT LIABILITY – VETERANS AFFAIRS (“VA”)

The Company was selected for a routine audit by the VA related to their contract agreements. As of the report date of these consolidated financial statements, the examination was ongoing and the Company was in disagreement with the VA's interpretation of various contract language relating to billing codes and the amounts invoiced to the VA during the years ended December 31, 2019 and 2018. Though the Company is in disagreement with the preliminary audit determination by the VA, management plans to settle for amounts totaling $14,885,554 related to cases completed during the years ended December 31, 2019 and 2018. Being that the settlement is probable and reasonably estimated, the contingent liability totaling $12,075,682 has been included in accrued expenses on the consolidated balance sheet as of March 31, 2021. During the year ended December 31, 2020, the Company reduced applicable invoices to the VA by $2,809,872 related to this contingent liability. It is reasonably possible that the estimated liability will change in the near term.

As part of the above audit, the Company is also in disagreement of the VA's interpretation of contract language related to a separate billing code. The Company is in process of rebutting this claim with the VA. As the amount is under dispute and not probable, no contingent liability has been accrued for as of March 31, 2021. Potential exposure related to this contingent liability is estimated to be approximately $1,200,000.

VES GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

NOTE 17 – SUBSEQUENT EVENT

Subsequent to the balance sheet date, effective April 20, 2021, stockholders of the Company entered into a Stock Purchase Agreement with Maximus Federal Services, Inc. to sell all of the issued and outstanding shares of capital stock of the Company, which closed on May 28, 2021.

SUPPLEMENTARY INFORMATION

VES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF COSTS OF REVENUES
Three months ended March 31, 2021

		Percent
		of Net
	Amount	Revenues

Physician fees	$45,550,178	38.7%
Outside services	4,128,541	3.5
Examinee mileage	3,298,474	2.8
Software	25,185	—
Licenses	61,655	0.1
Miscellaneous	131,055	0.1

	$53,195,088	45.2%

VES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF SELLING, GENERAL,
AND ADMINISTRATIVE EXPENSES
Three months ended March 31, 2021

		Percent
		of Net
	Amount	Revenues

Officers' salaries	$794,831	0.7%
Office salaries	24,921,271	21.2
Vacation	573,042	0.5
Taxes
Payroll	2,470,117	2.1
Property	39,750	—
Insurance
General	100,685	0.1
Health	2,430,311	2.1
Travel and
entertainment	178,610	0.2
Promotion	24,697	—
Meetings and seminars	35,382	—
Office expense	1,786,402	1.5
Repairs and
maintenance	135,108	0.1
Medical supplies	72,896	0.1
Telephone	290,822	0.2
Utilities	46,707	—
Professional fees	1,264,165	1.1
Dues and subscriptions	113,448	0.1
Depreciation and
amortization	774,952	0.7
Rent	1,178,476	1.0
Bank charges	99,227	0.1
Donations	43,885	—
Recruitment fees	56,264	—
Miscellaneous	3,485	—

	$37,434,533	31.8%